SETTLEMENT AND STOCK PURCHASE AGREEMENT


        THIS SETTLEMENT AND STOCK PURCHASE AGREEMENT (the "AGREEMENT") is entered into on September 1, 2001, by and among EUROPEAN MICRO HOLDINGS, INC., a Nevada corporation ("EMCC"), AMERICAN MICRO COMPUTER CENTER, INC., a wholly-owned subsidiary of EMCC and a Florida corporation ("AMCC") JOHN B. GALLAGHER and JOHN P. GALLAGHER (collectively, the "AMCC SHAREHOLDERS").


                                    RECITALS:

        A. On June 29, 1999, EMCC acquired in a merger (the "MERGER") all of the outstanding capital stock of AMCC from the AMCC Shareholders. The terms of the Merger are set forth in a Merger Agreement (the "MERGER AGREEMENT") dated as of June 29, 1999, as amended by a letter agreement dated as of October 2, 2000.

        B. Pursuant to the terms of the Merger, EMCC was obligated to pay the Shareholders the sum of: (i) the Book Value Amount; plus (ii) 1998 Normalized Earnings Payment Amount; plus (iii) the Earn-Out Amount, as such capitalized terms are defined in the Merger Agreement.

        C. As a result of restrictions imposed by SouthTrust Bank, EMCC's senior lender, EMCC was unable to perform its obligations to the AMCC Shareholders under the Merger Agreement. As a result of EMCC's failure to perform, on or about February 20, 2001, EMCC delivered a Secured Promissory Note (each, a "NOTE") to each Shareholder in the original principal amount of $823,712.00. Each Note evidenced the amount due to each Shareholder for the Third Installment (as defined in the Merger Agreement) and was secured by a Pledge and Security Agreement (the "PLEDGE AGREEMENT") dated as of February 20, 2001. Each Note was due in full within thirty (30) days of the satisfaction of the obligations owed by EMCC to SouthTrust Bank.

        D. On or about July 15, 2001, EMCC notified the AMCC Shareholders that it would be unable to meet its obligations under each Note. On August 21, 2001, EMCC satisfied its obligations to SouthTrust Bank. As a result, EMCC was no longer contractually restricted from performing its obligations to the AMCC Shareholders. On August 22, 2001, the AMCC Shareholders delivered written notice to EMCC demanding payment of the outstanding amounts under the Notes as required by the terms of the Pledge Agreement.

        E. In order to settle their differences and to avoid litigation, the parties hereto have agreed to enter into this Agreement, pursuant to which the AMCC Shareholders will, among other things, (i) release EMCC from any obligations under the Notes, (ii) release EMCC from its obligation to repay $98,945 owed by EMCC to AMCC and (iii) release EMCC from its obligation to pay past due salary of $37,500 and future salary to John B. Gallagher.

                                   AGREEMENT:

        NOW, THEREFORE, in consideration of the mutual premises herein set forth and certain other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

        1. INCORPORATION OF RECITALS. Each of the recitals specified above is true and correct and is incorporated herein by reference.

        2.  TERMINATION OF NOTES, OBLIGATIONS; TRANSFER OF CAPITAL STOCK.

            2.1. On the date hereof, in consideration for the full satisfaction of the (i) Notes and (ii) the obligation to repay $98,945 owed by EMCC to AMCC, EMCC shall transfer and deliver to the AMCC Shareholders good and marketable title to all outstanding shares of capital stock of AMCC (the "AMCC SHARES"), in such denominations as may be specified by the AMCC Shareholders. On the date hereof, AMCC shall endorse to the AMCC Shareholders (or deliver to the AMCC Shareholders signed stock powers) any and all original stock certificates evidencing AMCC Shares and shall deliver to the AMCC Shareholders any and all original stock certificates so endorsed (or together with applicable stock powers, as the case may be). All AMCC Shares shall be free and clear of all liens, security interests and encumbrances of any kind or nature.

            2.2. Each of the AMCC Shareholders and AMCC understand that except as specifically set forth in this Agreement, none of EMCC or any other person acting on its behalf is or will be making any representation or warranty, express or implied, regarding the conduct, condition or operation of the assets or business of AMCC.

        3. TERMINATION OF EMPLOYMENT AGREEMENT. John B. Gallagher and EMCC hereby terminate in its entirety that certain Executive Employment Agreement (the "EMPLOYMENT AGREEMENT") dated as of January 1, 1998 (including, without limitation, Section 9 to the Employment Agreement), and neither party shall be entitled to enforce any rights he or it may have thereunder. In exchange for being released from his obligations under the Employment Agreement (including, without limitation, Section 9 to the Employment Agreement), John B. Gallagher has agreed to release EMCC from its obligation to pay past due compensation of $37,500, as well as all future compensation thereunder.

        4.  MUTUAL RELEASES.

            4.1. RELEASE BY THE AMCC SHAREHOLDERS. Effective on the date hereof, except for any rights that John B. Gallagher has under (a) Section 13 of the Employment Agreement or (b) that certain Indemnification Agreement (the "INDEMNIFICATION AGREEMENT") dated as of January 1, 1998 between John B. Gallagher and EMCC., each AMCC Shareholder hereby releases, acquits and forever discharges EMCC and EMCC's subsidiaries, affiliates, officers, directors, agents, employees, servants, attorneys and representatives, as well as the respective heirs, personal representatives, successors and assigns of any and all of them (collectively, the "RELEASED EMCC PARTIES") from any and all claims, demands, debts, actions, causes of actions, suits, contracts, agreements, obligations, accounts, defenses, offsets and liabilities of any kind or character whatsoever, known or unknown, suspected or unsuspected, direct or indirect, in contract or in tort, in law or in equity, including without implied limitation, such claims and defenses as fraud, which either AMCC Shareholder ever had, now have, or might hereafter have against the Released AMCC Parties, for or by reason of any matter, cause of thing whatsoever which relates to, in whole or in part, directly or indirectly, to: (i) the Merger; (ii) the Merger Agreement; (iii) the Notes; (iv) the Pledge Agreement; (v) any written or verbal agreements, contracts, instruments, documents or any other thing executed or delivered in connection with the Merger, the Merger Agreement, the Notes or the Pledge Agreement (collectively, the "TRANSACTION DOCUMENTS"); (vi) any course of conduct or course of dealing related to the Transaction Documents or the transactions contemplated thereby; (vii) any actions that have been or may be taken by either AMCC Shareholder in connection with or related to the Transaction Documents or the transactions contemplated thereby; (viii) anything related to the conduct, condition or operation of the assets or business of EMCC from June 29, 1999 up to and including the date hereof; and/or (ix) any rights he may have under the Employment Agreement, but excluding any rights he may have under (y) Section 13 of the Employment Agreement or (z) the Indemnification Agreement.

            4.2. RELEASE BY AMCC. Effective on the date hereof, AMCC and AMCC's affiliates, officers, directors, agents, employees, servants, attorneys and representatives, as well as the respective heirs, personal representatives, successors and assigns of any and all of them, hereby releases, acquits and forever discharges EMCC and EMCC's subsidiaries, affiliates, officers, directors, agents, employees, servants, attorneys and representatives, as well as the respective heirs, personal representatives, successors and assigns of any and all of them (collectively, the "RELEASED EMCC PARTIES") from any and all claims, demands, debts, actions, causes of actions, suits, contracts, agreements, obligations, accounts, defenses, offsets and liabilities of any kind or character whatsoever, known or unknown, suspected or unsuspected, direct or indirect, in contract or in tort, in law or in equity, including without implied limitation, such claims and defenses as fraud, which AMCC ever had, now have, or might hereafter have against the Released EMCC Parties, for or by reason of any matter, cause of thing whatsoever which relates to, in whole or in part, directly or indirectly, to: (i) any and all Transaction Documents; (ii) any course of conduct or course of dealing related to the Transaction Documents or the transactions contemplated thereby; (iii) any actions that have been or may be taken by AMCC in connection with or related to the Transaction Documents or the transactions contemplated thereby; and/or (iv) anything related to the conduct, condition or operation of the assets or business of AMCC from June 29, 1999 up to and including the date hereof.

            4.3. RELEASE BY EMCC. Effective on the date hereof, EMCC and EMCC's subsidiaries, affiliates, officers, directors, agents, employees, servants, attorneys and representatives, as well as the respective heirs, personal representatives, successors and assigns of any and all of them, hereby releases, acquits and forever discharges each AMCC Shareholder and their respective heirs, personal representatives, successors and assigns of any and all of them, and AMCC and AMCC's subsidiaries, affiliates, officers, directors, agents, employees, servants, attorneys and representatives, as well as the respective heirs, personal representatives, successors and assigns of any and all of them, (collectively, the "RELEASED AMCC SHAREHOLDER PARTIES") from any and all claims, demands, debts, actions, causes of actions, suits, contracts, agreements, obligations, accounts, defenses, offsets and liabilities of any kind or character whatsoever, known or unknown, suspected or unsuspected, direct or indirect, in contract or in tort, in law or in equity, including without implied limitation, such claims and defenses as fraud, which EMCC ever had, now have, or might hereafter have against the Released AMCC Shareholder Parties, for or by reason of any matter, cause of thing whatsoever which relates to, in whole or in part, directly or indirectly, to: (i) any and all Transaction Documents; (ii) any course of conduct or course of dealing related to the Transaction Documents or the transactions contemplated thereby; (iii) any and all actions that have been or may be taken by EMCC in connection with or related to the Transaction Documents or the transactions contemplated thereby; (iv) anything related to the conduct, condition or operation of the assets or business of AMCC from June 29, 1999 up to and including the date hereof; and/or (v) any rights it may have under the Employment Agreement (including, without limitation, any rights it may have under Section 9 of the Employment Agreement).

            4.4. COVENANT NOT TO SUE. Each of EMCC, AMCC and the AMCC Shareholders hereby agree not to commence, join in, prosecute or participate in any suit or other proceeding in a position which is adverse to any other party hereto arising directly or indirectly from any of the matters set forth in this
Section 4.

        5.  INDEMNIFICATION.

            5.1. INDEMNIFICATION BY EMCC. EMCC shall jointly and severally defend, indemnify and hold harmless each AMCC Shareholder, as well as the respective heirs, personal representatives, successors and assigns of any and all of them, and AMCC and AMCC's subsidiaries, affiliates, officers, directors, agents, employees, servants, attorneys and representatives, as well as the respective heirs, personal representatives, successors and assigns of any and all of them, (hereinafter called "AMCC SHAREHOLDER INDEMNITEE") against and in respect of any and all loss, damage, liability, cost and expense, including reasonable attorneys' fees and amounts paid in settlement (collectively, "AMCC SHAREHOLDER LOSSES"), suffered or incurred by any AMCC Shareholder Indemnitee by reason of or arising out of any claims, demands, actions, causes of actions and suits, of any kind or character (including, without limitation, any derivative claims) (collectively, "CLAIMS") related to the transaction contemplated by this Agreement including, without limitation, any Claims to which any AMCC Shareholder Indemnitee could have been entitled to indemnification under applicable state law, EMCC's bylaws or under applicable insurance regarding past acts or omissions as an officer or director of EMCC or AMCC.

            5.2. DEFENSE OF CLAIMS.

                  (a) Each party seeking indemnification hereunder (an "INDEMNITEE"): (i) shall provide EMCC (the "INDEMNITOR") written notice of any Claim arising after the date hereof for which an Indemnitor may be liable under the terms of this Agreement, within ten (10) days after such Claim arises and is known to Indemnitee, and (ii) shall give the Indemnitor a reasonable opportunity to participate in any proceedings and to settle or defend any such claim or action. The expenses of all proceedings, contests or lawsuits with respect to such Claims shall be borne by the Indemnitor. If the Indemnitor wishes to assume the defense of such claim or action, the Indemnitor shall give written notice to the Indemnitee within ten (10) days after notice from the Indemnitee of such claim or action, and the Indemnitor shall thereafter assume the defense of any such claim or liability, through counsel reasonably satisfactory to the

Indemnitee, provided that Indemnitee may participate in such defense at their own expense, and the Indemnitor shall, in any event, have the right to control the defense of the claim or action.

                  (b) If the Indemnitor shall not assume the defense of, or if after so assuming it shall fail to defend, any such claim or action, the Indemnitee may defend against any such claim or action in such manner as they may deem appropriate and the Indemnitees may settle such claim or litigation on such terms as they may deem appropriate but subject to the Indemnitor's approval, such approval not to be unreasonably withheld; provided, however, that any such settlement shall be deemed approved by the Indemnitor if the Indemnitor fails to object thereto, by written notice to the Indemnitee, within fifteen
(15) days after the Indemnitor's receipt of a written summary of such settlement. The Indemnitor shall promptly reimburse the Indemnitee for the amount of all expenses, legal and otherwise, incurred by the Indemnitee in connection with the defense and settlement of such claim or action.

                  (c) If a non-appealable judgment is rendered against any Indemnitee in any action covered by the indemnification hereunder, or any lien attaches to any of the assets of any of the Indemnitee, the Indemnitor shall immediately upon such entry or attachment pay such judgment in full or discharge such lien unless, at the expense and direction of the Indemnitor, an appeal is taken under which the execution of the judgment or satisfaction of the lien is stayed. If and when a final judgment is rendered in any such action, the Indemnitor shall forthwith pay such judgment or discharge such lien before any Indemnitee is compelled to do so.

            5.3. WAIVER. The failure of any Indemnitee to give any notice or to take any action hereunder shall not be deemed a waiver of any of the rights of such Indemnitee hereunder, except to the extent that Indemnitor is actually prejudiced by such failure.

        6.  MISCELLANEOUS.

            6.1. NOTICES.

                  (a) All notices, requests, demands, or other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given upon receipt if delivered in person, or upon the expiration of four (4) days after the date sent, if sent by federal express (or similar overnight courier service) to the parties at the following addresses:

          (i)     If to EMCC:                  European Micro Holdings, Inc.
                                               6073 N.W. 167th Street, Unit C-25
                                               Miami, Florida 33015
                                               Attn:   Harry D. Shields,
                                                       Co-President

                  With a copy to:              Clayton E. Parker, Esq.
                                               Kirkpatrick & Lockhart LLP
                                               201 South Biscayne Blvd.
                                               Suite 2000, Miami Center
                                               Miami, Florida 33131

          (ii)    If to the Shareholders:      Mr. John B. Gallagher
                                               6073 N.W. 167th Street, Unit C-25
                                               Miami, Florida 33015

                  (b) Notices may also be given in any other manner permitted by law, effective upon actual receipt. Any party may change the address to which notices, requests, demands or other communications to such party shall be delivered or mailed by giving notice thereof to the other parties hereto in the manner provided herein.

            6.2. SURVIVAL. The representations, warranties, agreements and indemnifications of the parties contained in this Agreement or in any writing delivered pursuant to the provisions of this Agreement shall survive any investigation heretofore or hereafter made by the parties and the consummation of the transactions contemplated herein and shall continue in full force and effect after the date hereof.

            6.3. COUNTERPARTS; INTERPRETATION. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument. This Agreement supersedes all prior discussions and agreements between the parties with respect to subject matter hereof, and this Agreement contains the sole and entire agreement among the parties with respect to the matters covered hereby. This Agreement shall not be altered or amended except by an instrument in writing signed by or on behalf of all of the parties hereto. No ambiguity in any provision hereof shall be construed against a party by reason of the fact it was drafted by such party or its counsel. For purposes of this Agreement: "herein", "hereby", "hereunder", "herewith", "hereafter" and "hereinafter" refer to this Agreement in its entirety, and not to any particular subsection or paragraph. References to "including" means including without limiting the generality of any description preceding such term. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person other than the parties hereto any rights or remedies under or by reason of this Agreement.

            6.4. GOVERNING LAW. The validity and effect of this Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Florida, without regard to principles of conflicts of laws thereof. Any dispute, controversy or question of interpretation arising under, out of, in connection with or in relation to this Agreement or any amendments hereof, or any breach or default hereunder, shall be litigated in the state or federal courts in Miami-Dade County, Florida, U.S.A. Each of the parties hereby irrevocably submits to the jurisdiction of any state or federal court sitting in Miami-Dade County, Florida. Each party hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of any such action in Miami-Dade County, Florida.

            6.5. SUCCESSORS AND ASSIGNS; ASSIGNMENT. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, legal representatives, and successors.

            6.6. PARTIAL INVALIDITY AND SEVERABILITY. All rights and restrictions contained herein may be exercised and shall be applicable and binding only to the extent that they do not violate any applicable laws and are intended to be limited to the extent necessary to render this Agreement legal, valid and enforceable. If any terms of this Agreement not essential to the commercial purpose of this Agreement shall be held to be illegal, invalid or unenforceable by a court of competent jurisdiction, it is the intention of the parties that the remaining terms hereof shall constitute their agreement with respect to subject matter hereof and all such remaining terms shall remain in full force and effect. To the extent legally permissible, any illegal, invalid or unenforceable provision of this Agreement shall be replaced by a valid provision which will implement the commercial purpose of the illegal, invalid or unenforceable provision.

            6.7. WAIVER. Any term or condition of this Agreement may be waived at any time by the party which is entitled to the benefit thereof, but only if such waiver is evidenced by a writing signed by such party. No failure on the part of a party hereto to exercise, and no delay in exercising, any right, power or remedy created hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy by any such party preclude any other future exercise thereof or the exercise of any other right, power or remedy. No waiver by any party hereto to any breach of or default in any term or condition of this Agreement shall constitute a waiver of or assent to any succeeding breach of or default in the same or any other term or condition hereof.

            6.8. HEADINGS. The headings as to contents of particular paragraphs of this Agreement are inserted for convenience only and shall not be construed as a part of this Agreement or as a limitation on the scope of any terms or provisions of this Agreement.

            6.9. GENDER. Where the context requires, the use of the singular form herein shall include the plural, the use of the plural shall include the singular, and the use of any gender shall include any and all genders.

            6.10. ACCEPTANCE BY FAX. This Agreement shall be accepted, effective and binding, for all purposes, when the parties shall have signed and transmitted to each other, by telecopier or otherwise, copies of the signature pages hereto.

            6.11. ATTORNEYS FEES. In the event of any litigation arising under the terms of this Agreement, the prevailing party or parties shall be entitled to recover its or their reasonable attorneys fees and court costs from the other party or parties.

            6.12. OPPORTUNITY TO HIRE COUNSEL; ROLE OF KIRKPATRICK & LOCKHART LLP. Each AMCC Shareholder acknowledges that he has been advised and has been given an opportunity to hire counsel with respect to this Agreement and the transactions contemplated hereby. Each Shareholder further acknowledges that the law firm of Kirkpatrick & Lockhart LLP has solely represented EMCC in connection with this Agreement and the transactions contemplated hereby and no other person.

            6.13. TIME IS OF THE ESSENCE. It is understood and agreed among the parties hereto that time is of the essence in this Agreement and this applies to all terms and conditions contained herein.

            6.14. NO JURY TRIAL. THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND ANY DOCUMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER
VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES' ACCEPTANCE OF THIS AGREEMENT.

        IN WITNESS WHEREOF, the parties have executed this Settlement and Stock Purchase Agreement to be duly executed by their duly authorized officers as of the day and year first above written.

                                       EUROPEAN MICRO HOLDINGS, INC.

                                     By:     /s/ Harry D. Shields
                                           -------------------------------------
                                     Name:   Harry D. Shields
                                           -------------------------------------
                                     Title:  Co-Chairman
                                           -------------------------------------


                                       AMERICAN MICRO COMPUTER CENTER, INC.

                                     By:     /s/ John B. Gallagher
                                           -------------------------------------
                                     Name:   John B. Gallagher
                                           -------------------------------------
                                     Title:  President
                                           -------------------------------------



                                           /s/ John P. Gallagher
                                           -------------------------------------
                                           John P. Gallagher



                                           /s/ John B. Gallagher
                                           -------------------------------------
                                           John B. Gallagher